Exhibit 3

     NUMBER                                                        SHARES
FHC __________                                                   __________
 COMMON STOCK                                                   COMMON STOCK
PAR VALUE $.05                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                              FINE HOST CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 317833 10 1
THIS CERTIFIES that





is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.05 PER
                                   SHARE, OF

                              FINE HOST CORPORATION

(hereinafter called the "Corporation") transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, the certificate of incorporation of the Corporation, as amended, and the By-laws of the Corporation, and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrant.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized offices and sealed with the facsimile seal of the Corporation.


Dated:


                              FINE HOST CORPORATION
/s/ Ellen Keats                  CORPORATE SEAL           /s/ Lawrence A. Hatch
  Secretary                           1995                      President
                                    DELAWARE


                                    COUNTERSIGNED AND REGISTERED:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                      (JERSEY CITY, NEW JERSEY)

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
                                         BY

                                                             AUTHORIZED OFFICER


NY2:\571529\01\C8ZT01!.DOC\45377.0003

                              FINE HOST CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties           __________ Custodian __________
JT TEN  - as joint tenants with right              (Cust)               (Minor)
          of survivorship and not as
          tenants in common                    under Uniform Gifts to Minors Act

                                               ---------
                                                (State)


     Additional abbreviations may also be used though not in the above list.


For value received, ____________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR
    OTHER IDENTIFYING NUMBER OF
             ASSIGNEE
------------------------------------

------------------------------------




--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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____________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________



                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERA-TION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER


Signature(s) Guaranteed:

-----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY, AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.